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                      VAN KAMPEN LIFE INVESTMENT TRUST --
                           ASSET ALLOCATION PORTFOLIO
   SUPPLEMENT DATED JANUARY 12, 1999 TO THE PROSPECTUS DATED APRIL 30, 1998,
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 14, 1998

    The paragraph under the section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" relating to the Asset Allocation Portfolio is hereby amended and restated to reflect a change in portfolio managers:

    John Cunniff is responsible for allocating the Asset Allocation Portfolio's assets between the equity and fixed-income categories in which the Portfolio invests, and is responsible for managing the Asset Allocation Portfolio's equity investments. Walter W. Stabell III manages the Asset Allocation Portfolio's fixed income investments. Mr. Cunniff has managed the Portfolio's investment portfolio since March 1996 and has managed the Portfolio's equity investments' since July of 1998. Mr. Stabell has managed the Portfolio's fixed income investments' since May of 1998. Mr. Cunniff has been Vice President, Director of Equity Research with the Adviser since October 1995. Prior to that he was a portfolio manager with Templeton Quantitative Advisors, a subsidiary of the Franklin Group. Mr. Stabell has been a Vice President and Portfolio Manager of the Adviser since February of 1996. Prior to that, he was an Associate Portfolio Manager, and has been with the Adviser since December of 1986.

                                                                     LIT SPT 199